UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2009 (June 19, 2009)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 800-653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 19, 2009, without increasing the available shares for issuance, the Board of Directors of Metro Bancorp, Inc. amended the Company’s Dividend Reinvestment and Stock Purchase Plan as follows:  Effective July 1, 2009, the Dividend Reinvestment and Stock Purchase Plan allows for voluntary cash payments to invest in additional shares of the Company of not less than $100 per month and not more than $25,000 per month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2009	METRO BANCORP, INC. (Registrant)
/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer